Prepayments and Other Assets - Summary of Prepayment and Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2022	Mar. 31, 2021
Current:
Service tax and other tax receivables	$ 8,833	$ 5,997
Employee receivables	1,045	1,044
Advances to suppliers	2,987	2,667
Prepaid expenses	10,169	9,261
Other assets	5,788	4,242
Total	28,822	23,211
Non-current:
Deposits	11,263	10,508
Income tax assets	15,068	12,151
Service tax and other tax receivables	13,079	12,786
Other assets	4,865	4,587
Total	$ 44,275	$ 40,032